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                                                                   EXHIBIT 10.23

                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
                           RESTRICTED STOCK AGREEMENT

         THIS RESTRICTED STOCK AGREEMENT (the "Agreement"), made this ______ day of ___________________, 2005, between ALASKA COMMUNICATIONS SYSTEMS GROUP, INC., a Delaware corporation (the "Company"), and {{EE Name}} (the "Participant").

                                   WITNESSETH:

         WHEREAS, the Company maintains the Alaska Communications Systems Group, Inc. 1999 Stock Incentive Plan (the "Plan") to attract and retain quality management and other personnel and provide its officers and employees with incentives to achieve long-term corporate objectives;

         WHEREAS, the Participant is an employee of the Company with responsibility for contributing to the Company's long-term corporate objectives;

         WHEREAS, the Company's Board of Directors has determined to grant Restricted Stock under the Plan to the Participant on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the various covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

         1.       Award.

         The Company hereby grants to Participant as of {{date}} (the "Grant Date") a total of {{number of shares}} shares of common stock, $0.01 par value per share, of the Company (the "Restricted Stock"), subject to the terms, restrictions and other conditions of this Agreement and the Plan. Any term used herein and not defined shall have the meaning given such term in the Plan.

         2.       Restrictions.

         Participant shall have partial rights and privileges of a stockholder of the Company with respect to the Restricted Stock, including voting rights, except that the following restrictions shall apply:

                  (a) Subject to subsection (c), all restrictions on shares of Restricted Stock will lapse in accordance with the vesting schedule attached hereto as Appendix I.

                  (b) Until all restrictions lapse as provided in subsection
(a), the Participant will not be eligible to receive dividends on Restricted Stock granted to the Participant.


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                  (c) In the event of a Change of Control (as defined in the
Plan) that results in the vesting of shares of Restricted Stock, the Participant agrees to sell and the Company shall, in its discretion, purchase for cash or other consideration any Shares owned by the Participant as of the Change of Control.

                  (d) No Restricted Stock or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his/her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), any attempted disposition thereof shall be null and void and of no effect; provided however, that this Section 2(d) shall not prevent transfers by will or by the applicable laws of descent and distribution.

         3.       Forfeiture of Restricted Stock

                  Until all restrictions lapse as provided in Section 2(a), all shares of Restricted Stock granted to Participant pursuant to this Agreement are subject to forfeiture, and the Participant shall forfeit such Restricted Stock without any further action by the Company, immediately upon a termination of Participant's employment with the Company, its Subsidiaries or Affiliates (a "Termination of Employment").

         4.       Tax Withholding.

                  Whenever the restrictions on Participant's rights to shares of Restricted Stock lapse pursuant to Section 2 of this Agreement, the Company shall in a timely manner notify Participant of the amount of tax which must be withheld by the Company under all applicable federal, state and local tax laws. The Participant agrees to satisfy his/her tax obligation as selected in the Tax Withholding Arrangement attached hereto as Appendix II, or subsequent Tax Withholding Arrangements executed in compliance with the terms of this Agreement, the Tax Withholding Arrangement, the underlying Plan, the Company's Insider Trading Policy, the Company's payroll policies, and other applicable policies.

         5.       Stock Certificates.

                  (a) Prior to Restrictions Lapsing. The Company shall cause the Restricted Stock to be held in the name of the Participant in a book entry form promptly upon execution of this Agreement. The Company shall not be required to issue or deliver any certificate or certificates for shares of Restricted Stock pursuant to this Agreement prior to the restrictions lapsing as specified in
Section 2. However, if a stock certificate is issued prior to the restrictions lapsing, the certificates shall bear a legend reflecting the restrictions on such securities.

                  (b) Conditions to Issuance of Restricted Stock Subject to subsection (a), the Company shall not be required to issue or deliver any shares of Restricted Stock pursuant to this Agreement prior to fulfillment of all of the following conditions:


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                  (i) The admission of such shares to listing on all stock
         exchanges on which such class of stock is then listed;

                  (ii) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Board shall, in its sole discretion, deem necessary or advisable;

                  (iii) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its sole discretion, determine to be necessary or advisable;

                  (iv) The payment by the Participant of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon issuance of Restricted Stock and/or the lapse or removal of any of the restrictions; and

                  (v) The lapse of such reasonable period of time as the Company may from time to time establish for reasons of administrative convenience.

         6.       No Right to Continued Employment.

         Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in the employment or other service of the Company, any Parent or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, any Parent or any Subsidiary, which are hereby expressly reserved, to discharge the Participant at any time for any reasons whatsoever, with or without cause.

         7.       Restricted Stock Subject to Plan.

         Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the office of the Company's Secretary.

         8.       Miscellaneous.

                  (a) This Agreement may be executed in one or more counterparts, all of which taken together will constitute one and the same instrument.

                  (b) The terms of this Agreement may only be amended, modified or waived by a written agreement executed by both of the parties hereto.

                  (c) The validity, performance, construction and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  (d) This Agreement and the Plan constitute the entire agreement between the parties hereto with respect to the Restricted Stock Award granted herein.


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                  (e) Except as otherwise herein provided, this Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns, and of Participant and Participant's personal representatives.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

                                  ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.



                                  By:     _______________________________
                                          Liane J. Pelletier
                                          Chief Executive Officer and President



                                    By:    ______________________________
                                    Name:  {{Name}}
                                    Title: {{JobTitle}}


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                                   APPENDIX I

                        TIME RESTRICTED VESTING SCHEDULE

VESTING SCHEDULE

         Restricted Stock will vest according the below schedule upon each anniversary of the Grant Date, subject to Section 2, Section 3 and the other provisions of the Agreement and the Plan, so long as the Participant has not incurred a Termination of Employment from the date hereof through each applicable Vesting Date. Fractional shares of Restricted Stock will carry to the last year.

                                                             Portion of Total
    Vesting Date                                               Award Vesting
    ------------                                               -------------
    One Year after [insert the Grant Date]                          1/3

    Two Years after [insert the Grant Date]                         1/3

    Three Years after [insert the Grant Date]                       1/3


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                                   APPENDIX I

                SENIOR EXECUTIVE TIME RESTRICTED VESTING SCHEDULE

VESTING SCHEDULE

         Restricted Stock will vest according the below schedule upon each anniversary of the Grant Date, subject to Section 2, Section 3 and the other provisions of the Agreement and the Plan, so long as the Participant has not incurred a Termination of Employment from the date hereof through each applicable Vesting Date. Fractional shares of Restricted Stock will carry to the last year.

                                                         PORTION OF TOTAL AWARD
    VESTING DATE                                                 VESTING
    ------------                                                 -------
    One Year after [insert the Grant Date]                         1/5

    Two Years after [insert the Grant Date]                        1/5

    Three Years after [insert the Grant Date]                      1/5

    Four Years after [insert the Grant Date]                       1/5

    Five Years after [insert the Grant Date]                       1/5


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                                   APPENDIX I

         SENIOR EXECUTIVE LTIP PERFORMANCE ACCELERATED VESTING SCHEDULE

PERFORMANCE VESTING

         Restricted Stock granted with accelerated-performance restrictions will vest over three years in accordance with the table set forth, the Agreement and the Plan, so long as the Participant has not incurred a Termination of Employment from the date hereof through each applicable Vesting Date. Vesting will be based on achievement of Board of Directors approved performance targets for the applicable year. All accelerated-performance vesting must be approved by the Board of Directors before vesting will occur and is subject to Section 2,
Section 3, and other provisions of the Agreement.

                                    PORTION OF AWARD
         PERFORMANCE                  ELIGIBLE FOR                                            POTENTIAL VESTING
            PERIOD                       VESTING                 PERFORMANCE TARGET                  DATE
            ------                       -------                 ------------------                  ----
    2005 thru 2007 inclusive               100%             Cumulative goal for EBITDA           On or before
                                                            less Maintenance Capital             March 31, 2008
                                                            Expenditures for the fiscal
                                                            years 2005, 2006 and 2007

VESTING SHOULD PERFORMANCE TARGETS NOT BE MET

         Restricted Stock that does not vest based on attainment of financial targets and/or Board of Director approval will vest upon the fifth anniversary of the Grant Date, so long as the Participant has not incurred a Termination of Employment from the date hereof through the applicable Potential Vesting Date.

ACCELERATED VESTING UPON RETIREMENT, DISABILITY OR DEATH

         Notwithstanding the vesting schedule set forth above, upon a Termination of Employment due to normal and ordinary "Retirement," "Disability" (as such terms are defined in the Plan) or death, for a period twenty-four (24) months following the date of such Termination of Employment, the Participant's Restricted Stock shall continue to vest in accordance with the schedule set forth above except that any awards scheduled to vest on a five year anniversary falling within the twenty-four (24) month period, shall be accelerated to vest on the event date of Retirement, Disability or death.


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                                   APPENDIX I

                    PERFORMANCE ACCELERATED VESTING SCHEDULE

PERFORMANCE VESTING

         Restricted Stock granted with accelerated-performance restrictions will vest over three years in accordance with the table set forth, the Agreement and the Plan, so long as the Participant has not incurred a Termination of Employment from the date hereof through each applicable Vesting Date. Vesting will be based on achievement of Board of Directors approved financial targets for the applicable year. All accelerated-performance vesting must be approved by the Board of Directors before vesting will occur and is subject to Section 2,
Section 3, and other provisions of the Agreement.

         The Board of Directors may change the financial targets from year to year based on the Company's objectives and strategy. If in any year the Company does not meet the financial targets, the associated 1/3 of the award will not vest and the restrictions will remain in place.

                                   PORTION OF AWARD
                                     ELIGIBLE FOR                                                POTENTIAL
      PERFORMANCE YEAR                  VESTING                 PERFORMANCE TARGET              VESTING DATE
      ----------------                  -------                 ------------------         ----------------------
                                                                 2005 EBITDA less          On or before March 31, 2006
                                                               Maintenance Capital
                                                                  Expenditures =
            2005                          1/3                      $75,000,000

            2006                          1/3                     To be determined         On or before March 31, 2007

            2007                          1/3                     To be determined         On or before March 31, 2008


VESTING SHOULD PERFORMANCE TARGETS NOT BE MET

         Restricted Stock that does not vest based on attainment of financial targets and/or Board of Director approval will vest upon the fifth anniversary of the Grant Date, so long as the Participant has not incurred a Termination of Employment from the date hereof through the applicable Potential Vesting Date.

ACCELERATED VESTING UPON RETIREMENT DISABILITY OR DEATH

         Notwithstanding the vesting schedule set forth above, upon a Termination of Employment due to normal and ordinary "Retirement," "Disability" (as such terms are defined in the Plan) or death, for a period twenty-four (24) months following the date of


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such Termination of Employment, the Participant's Restricted Stock shall continue to vest in accordance with the schedule set forth above except that any awards scheduled to vest on a five year anniversary falling within the twenty-four (24) month period, shall be accelerated to vest on the event date of Retirement, Disability or death.


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                                   APPENDIX II

                           TAX WITHHOLDING ARRANGEMENT

         By initialing next to one of the below options, the Participant agrees to make arrangements with the Company to satisfy the Participant's tax withholdings upon the restrictions lapsing (in accordance with the terms of Section 2 and the other terms of the Agreement and the Plan) as follows:

         _______  Option 1:  Cash paid to the Company as specified below:

                  ____% of taxes due will be paid through a payroll deduction from the Participant's first regular paycheck following the restrictions lapsing.

                                     and/or

                  ____% of taxes due will be paid by the Participant through a cash payment to the Company within twenty-four (24) hours of the restrictions lapsing.

                  The total must equal 100 percent of the Participant's tax liability.

         _______ Option 2: If you elect this option, you agree to execute a Programmed Trade Agreement in an open trading period that will instruct our selected broker to sell shares at least sufficient to cover your tax obligation, and remit the proceeds of the sale required to cover your tax obligation to the Company.

         _______ Option 3: The Participant will elect to make a timely IRC 83(b) Election and will remit 100 percent of the taxes due to the Company through a cash payment upon making such an election.

         If for any reason the Participant does not satisfy the tax obligation as agreed, the Company will withhold the payroll taxes due from the participant's compensation until such time as all applicable federal, state and local tax amounts are withheld and may pursue other means to collect any unpaid amount.

         Except with respect to Option 3, the Participant may elect to change the elections made in this Tax Withholding Arrangement by executing a new Tax Withholding Arrangement within an unrestricted trading period at least 30 days prior to the lapse of restrictions and otherwise in compliance with the terms of this Agreement, the underlying Plan, the Company's Insider Trading Policy, the Company's payroll policies and other applicable policies.

                                            By: ________________________________
                                            Date:  {{Date}}
                                            Name:  {{Name}}
                                            Title: {{JobTitle}}